Exhibit 13.1

Certification

Pursuant To Section 906 of the Sarbanes-Oxley Act Of

2002

(Subsections (A) And (B) Of Section 1350,

Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Navios Maritime Acquisition Corporation, (the “Company”), does hereby certify, to such officer’s knowledge, that:

(i) the Annual Report on Form 20-F for the fiscal year ended December 31, 2011 (the “Form 20-F”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(ii) and the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2012	/s/ Angeliki Frangou
Angeliki Frangou
Chief Executive Officer

Dated: March 15, 2012	/s/ Leonidas Korres
Leonidas Korres
Chief Financial Officer